UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2025

Windtree Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39290	94-3171943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Kelly Road, Suite 100, Warrington, Pennsylvania	18976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 488-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WINT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 3, 2025, Windtree Therapeutics, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) virtually. As of December 20, 2024, the record date for the Special Meeting, there were 11,048,828 outstanding shares of the Company’s common stock. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting, which are described in the Company’s Definitive Proxy Statement on Schedule 14A for the Special Meeting, filed with the U.S. Securities and Exchange Commission on January 8, 2025.

(a)
Proposal 1 - Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of common stock by a ratio of any whole number between 1-for-5 and 1-for-50, the implementation and timing of which shall be subject to the discretion of the Company’s Board of Directors (the “Board”).

The votes with respect to the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of common stock by a ratio of any whole number between 1-for-5 and 1-for-50, the implementation and timing of which shall be subject to the discretion of the Board, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,504,535	1,752,258	103,627	0

(b)
Proposal 2 - Approval of an amendment to the Amended and Restated Windtree Therapeutics, Inc. 2020 Equity Incentive Plan (the “A&R 2020 Plan”) to increase the number of shares of common stock authorized for issuance under the A&R 2020 Plan from 41,010 shares to 1,141,010 shares.

The votes with respect to the approval of an amendment to A&R 2020 Plan to increase the number of shares of common stock authorized for issuance under the A&R 2020 Plan from 41,010 shares to 1,141,010 shares, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
586,282	1,323,734	69,270	2,381,134

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Windtree Therapeutics, Inc.

By:	/s/ Jed Latkin
Name:	Jed Latkin
Title:	President and Chief Executive Officer

Date: February 3, 2025